Exhibit 99.1

Contacts:

Media: Anna Vue	Investors/Analysts: Bob Blair
avue@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-716-4879

Infinera Corporation Reports Third Quarter 2011 Financial Results

Sunnyvale, CA, October 18, 2011 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical communications systems, today released financial results for the third quarter ended September 24, 2011.

GAAP revenues for the third quarter of 2011 were $104.0 million compared to $96.0 million in the second quarter of 2011 and $130.1 million in the third quarter of 2010.

GAAP gross margin for the third quarter of 2011 was 39% compared to 39% in the second quarter of 2011 and 50% in the third quarter of 2010. GAAP net loss for the quarter was $21.8 million, or $(0.21) per share, compared to net loss of $24.2 million, or $(0.23) per share, in the second quarter of 2011 and net income of $4.4 million, or $0.04 per diluted share, in the third quarter of 2010.

Non-GAAP gross margin for the third quarter of 2011 was 41% compared to 41% in the second quarter of 2011 and 51% in the third quarter of 2010, excluding restructuring and other related costs and non-cash stock-based compensation expenses. Non-GAAP net loss for the third quarter of 2011 was $9.2 million, or $(0.09) per share, compared to net loss of $11.7 million, or $(0.11) per share, in the second quarter of 2011 and net income of $18.7 million, or $0.18 per diluted share, in the third quarter of 2010.

Management Commentary

“We remain encouraged by our recent revenue performance and the momentum in booking activity as customers continue to address their increased bandwidth needs with Infinera-based networks,” said Tom Fallon, president and chief executive officer. “Several factors are contributing to these trends—our significant installed base, the broader application of our product line, our expanded sales force and a stronger focus at Infinera on key vertical markets and across geographies.”

Fallon noted that the company’s top customer for the third quarter was one of North America’s leading cable companies and that the company’s pipeline remains active with opportunities in the submarine space and with wholesale carriers in North America and Europe. One of the company’s Tier 1 customers was among its top five customers in Q3.

“We were also pleased with the recent launch of the DTN-X, our new multi-terabit packet optical network platform based on our third generation 500 Gb/s PICs, a pair of chips that integrate more than 600 optical functions and will deliver the world’s first 500 Gb/s FlexCoherent super-channels,” said Fallon. “Customer response to the value proposition of the DTN-X—as well to the newly enhanced features of the DTN—has been very positive. The DTN-X reinforces Infinera’s position at the forefront of the innovation curve in the optical transport industry at a time when the industry requires the next step function in capability.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results and fourth quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-813-5525. International parties can access the replay at 1-203-369-3346.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding the key factors driving our revenue performance and bookings momentum; our sales pipeline and potential sales opportunities; and expectations for the continued success of our DTN-X product. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general, political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 1, 2011, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our third quarter results, including an estimate of non-GAAP earnings for the fourth quarter of 2011 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010
Revenue:
Product	$89,554	$115,121	$256,443	$299,323
Ratable product and related support and services	847	1,460	2,583	4,738
Services	13,621	13,480	33,842	33,158

Total revenue	104,022	130,061	292,868	337,219
Cost of revenue (1):
Cost of product	57,449	58,552	158,607	171,660
Cost of ratable product and related support and services	167	874	846	2,558
Cost of services	5,757	6,223	12,608	14,285
Restructuring credit related to cost of revenue	—	(60)	—	(182)

Total cost of revenue	63,373	65,589	172,061	188,321
Gross profit	40,649	64,472	120,807	148,898
Operating expenses(1):
Research and development	31,694	29,886	95,902	87,292
Sales and marketing	17,545	14,847	46,437	41,566
General and administrative	13,112	15,609	40,256	45,794
Restructuring and other costs	—	—	—	159

Total operating expenses	62,351	60,342	182,595	174,811
Income (loss) from operations	(21,702)	4,130	(61,788)	(25,913)
Other income (expense), net:
Interest income	205	283	742	1,093
Other gain (loss), net	188	172	(203)	(352)

Total other income (expense), net	393	455	539	741
Income (loss) before provision of income taxes	(21,309)	4,585	(61,249)	(25,172)
Provision for income taxes	497	225	1,145	20

Net income (loss)	$(21,806)	$4,360	$(62,394)	$(25,192)

Net income (loss) per common share
Basic	$(0.21)	$0.04	$(0.59)	$(0.26)

Diluted	$(0.21)	$0.04	$(0.59)	$(0.26)

Weighted average shares used in computing net income (loss) per common share
Basic	106,264	99,976	104,936	98,647

Diluted	106,264	105,159	104,936	98,647

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and nine months ended September 24, 2011 and September 25, 2010:

	Three Months Ended		Nine Months Ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010
Cost of revenue	$722	$725	$2,213	$1,858
Research and development	3,745	3,773	11,075	10,546
Sales and marketing	2,216	2,148	6,501	6,187
General and administration	4,410	6,281	14,021	17,188

	11,093	12,927	33,810	35,779
Cost of revenue—amortization from balance sheet*	1,487	1,517	3,617	4,182

Total stock-based compensation expense	$12,580	$14,444	$37,427	$39,961

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 24, 2011	June 25, 2011	September 25, 2010	September 24, 2011	September 25, 2010
Reconciliation of Gross Profit:
U.S. GAAP as reported	$40,649	$37,414	$64,471	$120,807	$148,898
Restructuring and other related credit(1)	—	—	(60)	—	(182)
Stock-based compensation(2)	2,209	1,925	2,242	5,830	6,040

Non-GAAP as adjusted	$42,858	$39,339	$66,653	$126,637	$154,756

Reconciliation of Gross Margin:
U.S. GAAP as reported	39%	39%	50%	41%	44%
Restructuring and other related credit(1)	—%	—%	—%	—%	—%
Stock-based compensation(2)	2%	2%	1%	2%	2%

Non-GAAP as adjusted	41%	41%	51%	43%	46%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$(21,702)	$(24,077)	$4,130	$(61,788)	$(25,913)
Restructuring and other related costs (credit)(1)	—	—	(60)	—	(23)
Stock-based compensation(2)	12,580	12,482	14,444	37,427	39,961

Non-GAAP as adjusted	$(9,122)	$(11,595)	$18,514	$(24,361)	$14,025

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(21,806)	$(24,194)	$4,360	$(62,394)	$(25,192)
Restructuring and other related costs (credit)(1)	—	—	(60)	—	(23)
Stock-based compensation(2)	12,580	12,482	14,444	37,427	39,961

Non-GAAP as adjusted	$(9,226)	$(11,712)	$18,744	$(24,967)	$14,746

Net Income (Loss) per Common Share - Basic:
U.S. GAAP	$(0.21)	$(0.23)	$0.04	$(0.59)	$(0.26)

Non-GAAP	$(0.09)	$(0.11)	$0.19	$(0.24)	$0.15

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP	$(0.21)	$(0.23)	$0.04	$(0.59)	$(0.26)

Non-GAAP	$(0.09)	$(0.11)	$0.18	$(0.24)	$0.14

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	106,264	105,165	99,976	104,936	98,647

Diluted	106,264	105,165	105,159	104,936	98,647

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	106,264	105,165	99,976	104,936	98,647

Diluted	106,264	105,165	105,159	104,936	103,389

(1)

Adjustment amount represents restructuring and other related costs (credit) recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Three Months Ended September 25, 2010			Nine Months Ended September 25, 2010
	Cost of Revenue	Operating Expenses	Total	Cost of Revenue	Operating Expenses	Total
Severance and related expenses (credits)	$—	$—	$—	$(144)	$55	$(89)
Equipment and facility-related costs (credits)	(60)	—	(60)	(38)	—	(38)
Lease termination	—	—	—	—	104	104

Total	$(60)	$—	$(60)	$(182)	$159	$(23)

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Nine Months Ended
	September 24, 2011	June 25, 2011	September 25, 2010	September 24, 2011	September 25, 2010
Cost of revenue	$722	$760	$725	$2,213	$1,858
Research and development	3,745	3,504	3,773	11,075	10,546
Sales and marketing	2,216	2,225	2,148	6,501	6,187
General and administration	4,410	4,828	6,281	14,021	17,188

	11,093	11,317	12,927	33,810	35,779
Cost of revenue - amortization from balance sheet *	1,487	1,165	1,517	3,617	4,182

Total stock-based compensation expense	$12,580	$12,482	$14,444	$37,427	$39,961

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	September 24,	December 25,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$112,641	$113,649
Short-term investments	132,616	168,013
Short-term restricted cash	157	1,856
Accounts receivable	68,954	75,931
Other receivables	1,259	4,420
Inventories, net	70,295	81,893
Deferred inventory costs	6,468	6,715
Prepaid expenses and other current assets	15,699	9,118

Total current assets	408,089	461,595
Property, plant and equipment, net	63,703	51,740
Deferred inventory costs, non-current	2,023	2,512
Long-term investments	27,524	9,953
Cost-method investment	9,000	4,500
Long-term restricted cash	2,637	2,235
Deferred tax asset	3,182	11,882
Other non-current assets	3,429	7,108

Total assets	$519,587	$551,525

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,636	$35,658
Accrued expenses	23,373	19,790
Accrued compensation and related benefits	14,923	25,098
Accrued warranty	5,054	5,696
Deferred revenue	19,927	21,958
Deferred tax liability	3,182	11,882

Total current liabilities	104,095	120,082
Accrued warranty, non-current	6,050	5,726
Deferred revenue, non-current	3,206	4,633
Other long-term liabilities	11,607	10,335
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of September 24, 2011 and December 25, 2010
Issued and outstanding shares – 106,747 as of September 24, 2011 and 102,492 as of December 25, 2010	107	102
Additional paid-in capital	863,805	817,200
Accumulated other comprehensive loss	(1,597)	(1,261)
Accumulated deficit	(467,686)	(405,292)

Total stockholders’ equity	394,629	410,749

Total liabilities and stockholders’ equity	$519,587	$551,525

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 24, 2011	September 25, 2010
Cash Flows from Operating Activities:
Net loss	$(62,394)	$(25,192)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	13,355	11,594
Provision for other receivables	563	—
Non-cash restructuring and other costs	—	100
Amortization of premium on investments	3,290	2,753
Stock-based compensation expense	37,427	39,961
Unrealized loss on Put Rights	—	1,696
Unrealized holding gain for trading securities	—	(1,696)
Non-cash tax benefit	(130)	(411)
Other gain	(337)	(210)
Changes in assets and liabilities:
Accounts receivable	6,976	5,425
Other receivables	3,622	(430)
Inventories, net	12,333	(19,787)
Prepaid expenses and other assets	5,471	4,932
Deferred inventory costs	549	114
Accounts payable	(2,888)	15,024
Accrued liabilities and other expenses	(10,946)	(6,856)
Deferred revenue	(3,459)	(3,275)
Accrued warranty	(316)	(215)

Net cash provided by operating activities	3,116	23,527
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(206,829)	(212,307)
Purchase of cost-method investment	(4,500)	(4,500)
Proceeds from sale of available-for-sale investments	3,035	—
Proceeds from maturities and calls of investments	218,798	184,662
Proceeds from disposal of assets	262	284
Purchase of property and equipment	(23,236)	(15,639)
Advance to secure manufacturing capacity	(1,500)	—
Reimbursement of manufacturing capacity advance	375	—
Change in restricted cash	1,262	(61)

Net cash used in investing activities	(12,333)	(47,561)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	9,964	12,341
Repurchase of common stock	(1,239)	(14)
Payments for purchase of assets under financing arrangement	(262)	(262)

Net cash provided by financing activities	8,463	12,065
Effect of exchange rate changes on cash	(254)	86
Net change in cash and cash equivalents	(1,008)	(11,883)
Cash and cash equivalents at beginning of period	113,649	109,859

Cash and cash equivalents at end of period	$112,641	$97,976

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$852	$882

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q4’09	Q1’10	Q2’10	Q3’10	Q4’10	Q1’11	Q2’11	Q3’11
Revenue ($ Mil)	$90.2	$95.8	$111.4	$130.1	$117.1	$92.9	$96.0	$104.0
Gross Margin %(1)	40%	41%	44%	51%	51%	48%	41%	41%
Invoiced Shipment Composition:
Domestic %	74%	79%	81%	73%	70%	74%	72%	65%
International %	26%	21%	19%	27%	30%	26%	28%	35%
Largest Customer %	17%	22%	13%	19%	10%	14%	10%	<10%
Cash Related Information:
Cash from Operations ($ Mil)	$(2.7)	$2.3	$11.2	$10.0	$7.0	$(0.9)	$(0.1)	$4.1
Capital Expenditures ($ Mil)	$4.4	$4.7	$5.0	$5.9	$5.0	$10.6	$6.7	$5.9
Depreciation & Amortization ($ Mil)	$4.5	$4.0	$3.7	$3.9	$4.0	$4.2	$4.2	$4.9
DSO’s	71	56	45	45	59	60	70	60
Inventory Metrics:
Raw Materials ($ Mil)	$6.9	$7.5	$9.1	$11.0	$23.1	$20.1	$7.3	$7.0
Work in Process ($ Mil)	$32.1	$31.5	$29.2	$36.5	$14.8	$17.2	$27.7	$26.9
Finished Goods ($ Mil)	$29.9	$33.0	$45.9	$41.2	$44.0	$41.0	$34.4	$36.4

Total Inventory ($ Mil)	$68.9	$72.0	$84.2	$88.7	$81.9	$78.3	$69.4	$70.3
Inventory Turns(1)	3.2	3.2	3.0	2.9	2.8	2.5	3.3	3.5

Worldwide Headcount	974	999	1,028	1,040	1,072	1,118	1,136	1,151

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation expense.